UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 14, 2020, on that date, Torchlight Energy Resources, Inc. (“Torchlight”) and its newly formed subsidiaries, Metamaterial Exchangeco Inc. (formerly named 2798832 Ontario Inc., “Canco”) and 2798831 Ontario Inc., both Ontario corporations, entered into an Arrangement Agreement (the “Arrangement Agreement”) with Metamaterial Inc., an Ontario corporation (“Metamaterial”), to acquire all of the outstanding common shares of Metamaterial by way of a statutory plan of arrangement (the “Arrangement”) under the Business Corporations Act (Ontario). For further information related to the Arrangement, please see Torchlight’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 7, 2021 (the “Proxy Statement”). The Arrangement has not yet been consummated, and Torchlight cannot assure you that the Arrangement will be consummated as described in the Proxy Statement.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the Arrangement, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2020 Annual Report on Form 10-K, filed on March 18, 2021 and other reports filed from time to time with the SEC. Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight has prepared and filed with the SEC a definitive proxy statement for Torchlight’s stockholders in connection with the transactions contemplated by the Arrangement Agreement. The proxy statement has also been mailed to Torchlight’s stockholders of record on the record date for the Torchlight stockholder meeting. Torchlight urges investors, stockholders and other interested persons to read the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the Arrangement. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions contemplated by the Arrangement Agreement. Torchlight’s stockholders can also obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the Arrangement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 18, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the Arrangement contemplated by the Arrangement Agreement is also set forth in the proxy statement for the Arrangement contemplated by the Arrangement Agreement. Information concerning the interests of Torchlight’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s equity holders generally, is also set forth in the proxy statement relating to the Arrangement.

Item 9.01. Financial Statements and Exhibits.

(a) The unaudited interim condensed consolidated financial statements of Metamaterial for the three months ended March 31, 2021 and 2020, and related notes, are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b) The unaudited pro forma combined financial statements financial statements of Metamaterial and Torchlight for the three months ended March 31, 2021 are attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Description
Exhibit 99.1	Unaudited interim condensed consolidated financial statements of Metamaterial, Inc. for the three months ended March 31, 2021 and 2020
Exhibit 99.2	Unaudited pro forma combined financial statements of Metamaterial, Inc. and Torchlight Energy Resources, Inc. for the three months ended March 31, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: June 11, 2021	By: /s/ John A. Brda
John A. Brda
President

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